UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 27, 2004

Date of report (Date of earliest event reported)

Avici Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-30865	02-0493372
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Billerica Avenue

North Billerica, Massachusetts 01862

(Address of Principal Executive Offices)

(978) 964-2000

Registrant’s telephone number, including area code

Item 5. Other Events.

On May 27, 2004, Avici Systems Inc., a Delaware corporation (“Avici”), issued a press release announcing that the Avici Board of Directors has appointed William Leighton as a director to fill the seat recently vacated by Jim Swartz. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

The following financial statements and exhibits are furnished as part of this report, where indicated:

(a) Financial statements of the business acquired. Not applicable.

(b) Pro forma financial information. Not applicable.

(c) Exhibits.

Exhibit No.	Description
99.1	Press release dated May 27, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2004	Avici Systems Inc.

	By:	/s/ PAUL F. BRAUNEIS
Paul F. Brauneis Chief Financial Officer, Treasurer, Senior Vice President of Finance and Administration and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 27, 2004.